HUBCO, INC.
                               HUDSON UNITED BANK
                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430

                                 March 1, 1995

Jefferson National Bank
155 Jefferson Street
Passaic, New Jersey 07055

     This letter will confirm our mutual understanding with respect to the proposed acquisition by HUBCO, Inc. ("HUBCO") of Urban National Bank ("Urban") and the related resolicitation of the shareholders of Jefferson National Bank ("Jefferson"). Because of the significance of the proposed Urban acquisition to HUBCO, HUBCO and Jefferson have agreed to provide Jefferson shareholders with a report on Form 8-K prepared by HUBCO and containing information about Urban, including financial information prepared on a pro forma basis to show the effect of the Urban transaction on HUBCO. HUBCO and Jefferson have also agreed that the approval of the Jefferson shareholders to the proposed merger of Jefferson with and into Hudson United Bank (the "Merger") will be resolicited at a new special meeting to be held on or about March 31, 1995. HUBCO and Jefferson agree that they will not consummate the Merger unless the Jefferson shareholders approve the Merger at the new special meeting by the affirmative vote of at least 2/3 of the shares of Jefferson common stock issued and outstanding on the record date established for the new special meeting. HUBCO agrees that if the Merger is not consummated, HUBCO will reimburse Jefferson for Jefferson's out-of-pocket expenses incurred due to the Urban transaction. Please execute and return a copy of this letter to signify your agreement with the foregoing.

                                  Very truly yours,

                                  HUBCO, INC.

                                  By: KENNETH T. NEILSON
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                                  HUDSON UNITED BANK

                                  By: KENNETH T. NEILSON
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Acknowledged and agreed to by

JEFFERSON NATIONAL BANK

By: JOSEPH J. GRECO
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